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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 16, 2006

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

            INDIANA                    000-31951               35-1594017
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

       210 East Kirkwood Avenue Bloomington, IN                  47408
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

         On June 16, 2006, the registrant issued a press release announcing that its Board of Directors had authorized a stock repurchase program providing for the repurchase of up to $10,000,000 of Monroe Bancorp common stock.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (a) - (c) Not Applicable

      (d)     Exhibits

EXHIBIT
NUMBER        DESCRIPTION
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99.1          Press Release, dated June 16, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 16, 2006                         MONROE BANCORP

                                             /s/ Mark D. Bradford
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                                             Mark D. Bradford
                                             President, Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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99.1          Press Release, dated June 16, 2006